Exhibit 99.3

EMPLOYEE OPTION AGREEMENT

EMPLOYEE OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee and Hexcel Corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company has adopted the Hexcel Corporation 2003 Incentive Stock Plan  (the “Plan”); and

WHEREAS, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) has determined that it is desirable and in the best interest of the Company to grant to the Optionee a stock option as an incentive for the Optionee to advance the interests of the Company;

NOW, THEREFORE, the parties agree as follows:

1.                  Notice of Grant; Incorporation of Plan.  A Notice of Grant is attached hereto as Annex A and incorporated by reference herein.  Unless otherwise provided herein, capitalized terms used herein and set forth in such Notice of Grant shall have the meanings ascribed to them in the Notice of Grant and capitalized terms used herein and set forth in the Plan shall have the meanings ascribed to them in the Plan.  The Plan is incorporated by reference and made a part of this Employee Option Agreement, and this Employee Option Agreement shall be subject to the terms of the Plan, as the Plan may be amended from time to time, provided that any such amendment of the Plan must be made in accordance with Section IX of the Plan.  The Option granted herein shall be construed as though it were an award under the Plan except insofar as the source of the shares shall be as stated in Section 2.

2.                  Grant of Option.  Pursuant to the Plan and subject to the terms and conditions set forth herein and therein, the Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of the Option Shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), which Option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The shares underlying the Option are not from the Plan, but rather are treasury shares or shares of authorized but unissued Common Stock.

3.                  Purchase Price.  The Purchase Price per share of the Option Shares is the Fair Market Value per share of Common Stock as of the Grant Date.

4.                  Terms of Option.

(a)           Expiration Date; Term.  Subject to Section 4(c) below, the Option shall expire on, and shall no longer be exercisable following, the tenth anniversary of the Grant Date. The ten-year period from the Grant Date to its tenth anniversary shall constitute the “Term” of the Option.

(b)           Vesting Period; Exercisability.  Subject to Section 4(c) below, the Option shall vest and become exercisable at the rate of 33-1/3% of the Option Shares on each of the first three anniversaries of January 26, 2009.

(c)           Termination of Employment; Change in Control.

(i)            For purposes of the grant hereunder, any transfer of employment by the Optionee among the Company and its Subsidiaries shall not be considered a termination of employment.  Any change in employment that does not constitute a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations (or any successor provision) shall not be considered a termination of employment.  Any change in employment that does constitute a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations (or any successor provision) shall be considered a termination of employment.

If the Optionee’s employment with the Company is terminated for Cause (as defined in the last Section hereof), the Option, whether or not then vested, shall be automatically terminated as of the date of such termination of employment. If the Optionee’s employment with the Company shall terminate other than by reason of Retirement (as defined in the last Section hereof), Disability (as defined in the last Section hereof), death or Cause, the Option (to the extent then vested) may be exercised at any time within ninety (90) days after such termination (but not beyond the Term of the Option).  The Option, to the extent not then vested, shall immediately expire upon such termination.

If the Optionee dies or becomes Disabled (A) while employed by the Company or (B) within 90 days after the termination of his or her employment other than for Cause or Retirement, the Option shall (I) become fully and immediately vested and exercisable and (II) remain exercisable for one year from the date of death or Disability (but not beyond the Term of the Option).

If the Optionee’s employment terminates by reason of Retirement, (A) the Option shall, if not fully vested at the time of such termination, continue to vest in accordance with Section 4(b) above, and (B) the Option shall expire upon the earlier to occur of the five-year anniversary date of such Retirement and the expiration of the Term. If the Optionee dies during the five-year period immediately following the Retirement of the Optionee, the Options shall (I) become fully and immediately vested and exercisable and (II) remain exercisable for the remainder of the five-year period from the date of Retirement (but not beyond the Term of the Option).

(ii)           In the event of a Change in Control (as defined in the last Section hereof), the Option shall immediately become fully vested and exercisable and the post-termination periods of exercisability set forth in Section 4(c)(i) hereof shall apply, except that the post-termination period of exercisability shall be extended and the Option shall remain exercisable for a period of two years from the date of such termination of employment, if, within two years after a Change in Control, (A) the Optionee’s employment is terminated by the Company other than by reason of Retirement, Cause, Disability or death or (B) the Optionee terminates the Optionee’s employment for Good Reason (as defined in the last Section hereof).

(d)           Forfeiture of Option on Certain Conditions.

(i)            Notwithstanding anything to the contrary contained in this Employee Option Agreement, should the Optionee while an employee or after termination of employment fail to comply with the “Protective Condition” (as defined in Section 4(d)(ii)), then the Option, to the extent not already exercised, shall immediately expire upon the Optionee’s failure to meet such condition.

(ii)           “Protective Condition” shall mean that the Optionee (A) complies with all terms and provisions of any obligation of confidentiality to the Company contained in a written agreement signed by the Optionee, and (B) does not engage, in any capacity, directly or indirectly, including but not limited to as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise) in any business entity engaged in competition with the business conducted by the Company on the date of the Optionee’s termination of employment with the Company anywhere in the world (except that the Optionee may be employed by a competitor of the Company so long as the Optionee’s duties and responsibilities do not relate directly or indirectly to the business segment of the new employer which is competitive with the business conducted by the Company).

5.                  Adjustment Upon Changes in Capitalization.

(a)           The aggregate number of Option Shares and the Purchase Price shall be proportionately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company, or other change in corporate or capital structure.  The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent reasonably necessary or desirable to preserve the intended benefits under this Employee Option Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction involving the Company.

(b)           Any adjustment under this Section 5 in the number of Option Shares and the Purchase Price shall be subject to Section 12 below and shall apply to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be rounded down to the nearest whole number of shares.

6.                  Method of Exercising Option and Withholding.

(a)           The Option shall be exercised by the delivery by the Optionee to the Company at its principal office (or at such other address as may be established by the Committee) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares.  Payment for such Option Shares shall be made (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, or by money transfers or direct account debits to an account designated by the Company; (ii) through the delivery of shares of Common Stock with a Fair Market Value equal to the total payment due from the Optionee; (iii) pursuant to a “cashless exercise” program if such a program is established by the Company; or (iv) by any combination of the methods described in (i) through (iii) above.

(b)           The Company’s obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of applicable federal, state, local and other withholding tax, if any.  The Company or a Subsidiary shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state, local or other taxes required to be withheld with respect to such payment.

7.                  Transfer.  Except as provided in this Section 7, the Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the Optionee’s lifetime only by the Optionee.  Any attempt to transfer the Option in contravention of this Section 7 is void ab initio.  The Option shall not be subject to execution, attachment or other process.  Notwithstanding the foregoing, the Optionee and, after the death of the Optionee the estate or any estate beneficiary of the Optionee, shall be permitted to transfer the Option to members of his or her immediate family (i.e., children, grandchildren or spouse), trusts for the benefit of such family members, and partnerships or other entities whose only partners or other equity owners are such family members; provided, however, that no consideration can be paid for the transfer of the Option and the transferee of the Option must agree to be subject to all conditions applicable to the Option prior to its transfer.

8.                  No Rights in Option Shares.  The Optionee shall have none of the rights of a stockholder with respect to the Option Shares unless and until shares of Common Stock are issued upon exercise of the Option.

9.                  Issuance of Shares.  Any shares of Common Stock to be issued to the Optionee under this Employee Option Agreement may be issued in either certificated form, or in uncertificated form (via the Direct Registration System or otherwise).

10.                No Right to Employment.  Nothing contained herein shall be deemed to confer upon the Optionee any right to remain as an employee of the Company.

11.                Section 409A

(a)           It is intended that this Employee Option Agreement comply in all respects with the requirements of Sections 409A(a)(2) through (4) of the Code and applicable Treasury Regulations and other generally applicable guidance issued thereunder (collectively, the “Applicable Regulations”), and this Employee Option Agreement shall be interpreted for all purposes in accordance with this intent.

(b)           Notwithstanding any term or provision of this Employee Option Agreement (including any term or provision of the Plan incorporated herein by reference), the parties hereto agree that, from time to time, the Company may, without prior notice to or consent of the Optionee, amend this Employee Option Agreement to the extent determined by the Company, in the exercise of its discretion in good faith, to be necessary or advisable to prevent the inclusion in the Optionee’s gross income pursuant to the Applicable Regulations of any compensation intended to be deferred hereunder. The Company shall notify the Optionee as soon as reasonably practicable of any such amendment affecting the Optionee.

(c)           In the event that the amounts payable under this Employee Option Agreement are subject to any taxes, penalties or interest under the Applicable Regulations, the Optionee shall be solely liable for the payment of any such taxes, penalties or interest.

12.                Modifications; Extensions.

(a)           Notwithstanding any term or provision of this Employee Option Agreement (including any term or provision of the Plan incorporated herein by reference), (i) no Modification shall be made in respect to the Option if such Modification would result in the Option constituting a deferral of compensation, and (ii) no Extension shall be made in respect to the Option if such Extension would result in the Option having an additional deferral feature from the Grant Date, in each case within the meaning of applicable Treasury Regulations under Code section 409A.

(b)           Subject to subsection (d) below, a “Modification” for purposes of subsection (a) means any change in the terms of the Option that may provide the Optionee with a direct or indirect reduction in the Purchase Price of the Option, regardless of whether the Optionee in fact benefits from the change in terms.

(c)           Subject to subsection (d) below, an “Extension” for purposes of subsection (a) means either (i) the provision to the Optionee of an additional period of time within which to exercise the Option beyond the time originally prescribed, or (ii) the conversion or exchange of the Option for a legally binding right to compensation in a future taxable year, or (iii) the addition of any feature for the deferral of compensation to the terms of the Option, or (iv) any renewal of the Option that has the effect of (i) through (iii) above.

(d)           Notwithstanding subsections (b) and (c) above, it shall not be a Modification or an Extension, respectively, to change the terms of an Option in any of the ways or for any of the purposes provided in applicable Treasury Regulations or other guidance under Section 409A of the Code as not resulting in a Modification or Extension for purposes of that section.  In particular, it shall not be an Extension to extend the exercise period of the Option to a date no later than the earlier of (i) the latest date upon which the Option could have expired by its original terms under any circumstances or (ii) the 10th anniversary of the Grant Date.

13.                Governing Law/Jurisdiction.  This Employee Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

14.                Resolution of Disputes.  Any disputes arising under or in connection with this Employee Option Agreement shall be resolved by binding arbitration before a three arbitrators constituting an Employment Dispute Tribunal, to be held in Connecticut in accordance with the commercial rules and procedures of the American Arbitration Association.  Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law.  Each party shall bear such party’s own expenses incurred in connection with any arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

15.                Notices.  Any notice required or permitted under this Employee Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee at the last address specified in Optionee’s employment records, or such other address as the Optionee may designate in writing to the Company, or to the Company, Attention:  Corporate Secretary, or such other address as the Company may designate in writing to the Optionee.

16.                Failure To Enforce Not a Waiver.  The failure of either party hereto to enforce at any time any provision of this Employee Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

17.                Counterparts.  This Employee Option Agreement may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

18.                Miscellaneous.  This Employee Option Agreement cannot be changed or terminated orally.  This Employee Option Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof.  The section headings herein are intended for reference only and shall not affect the interpretation hereof.

19.                Definitions.  For purposes of this Employee Option Agreement:

(I)            “Affiliate” of any Person shall mean any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.  The term “Control” shall have the meaning specified in Rule 12b-2 under the Exchange Act;

(II)           “Beneficial Owner” (and variants thereof) shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act and, only to the extent such meaning is more restrictive than the meaning given in Rule 13d-3, the meaning determined in accordance with Section 318(a) of the Code;

(III)         “Cause” shall have the meaning ascribed to such term in Section 3(c) of the Executive Severance Agreement;

(IV)         “Change in Control” shall have the meaning ascribed to such term in Section 4(g) of the Executive Severance Agreement;

(V)           “Disability” shall have the meaning ascribed to such term in Section 3(b) of the Executive Severance Agreement;

(VI)         “Executive Severance Agreement” shall mean the Executive Severance Agreement between the Company and the Optionee dated February 23, 2009;

(VII)        “Good Reason” shall have the meaning ascribed to such term in Section 3(d) of the Executive Severance Agreement;

(VIII)       “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, and, only to the extent such meaning is more restrictive than the meaning given in Section 3(a)(9) of the Exchange Act (as modified as above), the meaning determined in accordance with Sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C) of the Treasury Regulations (or any successor provisions), as applicable; and

(IX)         “Retirement” shall mean termination of the Optionee’s employment, other than by reason of death or Cause, either (A) at or after age 65 or (B) at or after age 55 after five (5) years of employment by the Company (or a Subsidiary thereof).

Annex A

NOTICE OF GRANT

EMPLOYEE STOCK OPTION

The following employee of Hexcel Corporation, a Delaware corporation or a Subsidiary, has been granted an option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Employee Option Agreement to which this Notice of Grant is attached.

The following is a summary of the principal terms of the option which has been granted.  The terms below shall have the meanings ascribed to them below when used in the Employee Option Agreement.

Optionee	Doron D. Grosman

Address of Optionee

Foreign Sub Plan, if applicable

Grant Date	February 23, 2009

Purchase Price	$6.23

Aggregate Number of Shares Granted (the “Option Shares”)	152,857

IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of Grant and the Employee Option Agreement to which this Notice of Grant is attached and execute this Notice of Grant and Employee Option Agreement as of the Grant Date.

/s/ Doron D. Grosman	HEXCEL CORPORATION
Optionee

	By:	/s/ Ira J. Krakower
Ira J. Krakower
Sr. Vice President